Comparative figures	12 Months Ended
Mar. 31, 2023
Comparative Figures
Comparative figures

Note 21 — Comparative figures

For the comparative figures of the consolidated balance sheet, the assets and liabilities of the discontinued operation, Dandong BF, are presented separately in the prior period balance sheet as held for sale.

 For the comparative figures of the consolidated statement of operations and comprehensive loss, the sales, cost of sales, gross profit, operating expenses, and other income/expenses, net, of the discontinued operation, Dandong BF, for the prior year must be presented separately from the continuing operations and grouped as net profit (loss) from the discontinued operation. . Saved as disclosed above, all other comparative figures of the consolidated balance sheet and consolidated statement of operations and comprehensive loss remains unchanged.